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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                 June 5, 2000



                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                  -------------------------------------------
            (Exact name of registrant as specified in its charter)

Delaware                             0-19277               13-3317783
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State or other jurisdiction of       (Commission File      (IRS Employer
Incorporation)                       Number)               Identification No.)


Hartford Plaza
Hartford, Connecticut                                               06115-1900
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(Address of principal executive                                     (Zip Code)
offices)


Registrant's telephone number: (860) 547-5000
                               --------------

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Item 5.    Other Events:
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     On June 5, 2000, The Hartford Financial Services Group, Inc. ("The
Hartford") entered into an Underwriting Agreement with Goldman, Sachs & Co. for the issuance and sale of certain of The Hartford's equity securities. A copy of the Underwriting Agreement is attached hereto.

     On June 13, 2000, The Hartford entered into an Underwriting Agreement with Credit Suisse First Boston Corporation and Goldman, Sachs & Co. as Representatives of the Several Underwriters named in Schedule 1 to the Applicable Pricing Agreement for the issuance and sale of certain of The Hartford's debt securities. A copy of the Underwriting Agreement is attached hereto.

Item 7    Financial Statements and Exhibits
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     c)   The following are filed as exhibits to this Current Report:

Exhibit
Number                   Description
------                   -----------

1.1.      Underwriting Agreement dated June 5, 2000.

1.2.      Underwriting Agreement dated June 13, 2000.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THE HARTFORD FINANCIAL
                                   SERVICES GROUP, INC.

Date:  June 23, 2000               By:  /s/ C. Michael O'Halloran
                                        -------------------------
                                        Name:  C. Michael O'Halloran
                                        Title: Its Senior Vice President



                                 EXHIBIT INDEX
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Exhibit Number      Description
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1.1.                Underwriting Agreement dated June 5, 2000.

1.2.                Underwriting Agreement dated June 13, 2000.

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